Exhibit 10.52

Recording requested by, and

when recorded return to:

Sheppard, Mullin, Richter & Hampton LLP

333 South Hope Street, 48th Floor

Los Angeles, California 90071

Attention: William M. Scott IV, Esquire

INSTRUCTIONS TO COUNTY RECORDER:

Index this document as

(1) a deed of trust and

(2) a fixture filing

DEED OF TRUST, ASSIGNMENT OF RENTS,

SECURITY AGREEMENT AND FIXTURE FILING

This Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing (as amended, restated, extended, supplemented or otherwise modified from time to time, the “Deed of Trust”), dated as of February 28, 2006, is executed by Eldorado Resorts LLC, a Nevada limited liability company, as trustor (“Trustor”), in favor of First American Title Company of Nevada, as trustee (“Trustee”), for the benefit of BANK OF AMERICA, N.A., as Administrative Agent for the Banks and Issuing Bank party to the Loan Agreement described below, as beneficiary (“Beneficiary”), whose address is 901 Main Street, 14th Floor, Mail Code: TX1-492-14-11, Dallas, TX 75202-3714, Attention: Chris Levine.

RECITALS

A. Concurrently herewith, Trustor is entering into a Third Amended and Restated Loan Agreement dated as of an even date herewith, with the lenders party thereto from time to time (collectively, the “Banks” and individually, a “Bank”), and Beneficiary, as Issuing Bank and Administrative Agent for the Banks and Issuing Bank (as amended, restated, extended, supplemented or otherwise modified from time to time, the “Loan Agreement”).

B. It is a condition precedent to the extension of credit facilities under the Loan Agreement that this Deed of Trust be executed.

NOW, THEREFORE, FOR GOOD AND VALUABLE CONSIDERATION, including the indebtedness herein recited and the trust herein created, the receipt and adequacy of which are hereby acknowledged, Trustor hereby irrevocably GRANTS, BARGAINS, SELLS, TRANSFERS, SETS OVER, CONVEYS AND ASSIGNS to Trustee, IN TRUST, WITH POWER OF SALE, for the benefit and security of Beneficiary, under and subject to the terms and conditions hereinafter set forth, all rights, titles, interests, estates, powers and privileges that Trustor now has or may hereafter acquire in or to the Collateral which consists of Real Estate or Real Property and grants a security interest to Beneficiary under Article 9 of the Uniform Commercial Code - Secured Transactions, as enacted in the State of Nevada, in the Collateral which consists of Personal Property, however, it is specifically provided that any interest which is granted in the Rents, defined by Section 1.1 below, shall be subordinate to the absolute assignment which is granted under Article III of this Deed of Trust.

FOR THE PURPOSE OF SECURING:

(a) the payment of the Loans and all indebtedness evidenced by, and the performance of each and every obligation, covenant and agreement of Trustor contained in (i) the Loan Agreement, other than those liabilities contained in the indemnity in favor of Beneficiary set forth in Section 11.15 of the Loan Agreement entitled “Hazardous Materials Indemnity”, which indemnity shall be and is unsecured and is not subject to the lien of this Deed of Trust on the Premises; (ii) the “Loan Documents” referred to in the Loan Agreement (except to the extent that such Loan Documents recite that they are not secured hereby); (iii) those certain Notes in the aggregate principal amount of $30,000,000, made by Trustor payable to the order of the Banks that are party to the Loan Agreement (the “Notes”) and any renewal, extension, substitution or modification thereof, together with interest on such indebtedness according to the terms of the Notes; (iv) the reimbursement obligations of Trustor with respect to each Letter of Credit issued under the Loan Agreement pursuant to a subfacility providing for the issuance of not more than $3,000,000 in such Letters of Credit at any time outstanding; and (v) the obligations of Trustor under any and all Approved Swap Agreements (as such term is defined in the Loan Agreement);

(b) the payment by Trustor of all sums advanced by or on behalf of Trustee or Beneficiary to protect the Collateral, with interest thereon as provided herein;

(c) the performance by Trustor of each and every obligation, covenant and agreement of Trustor contained herein;

(d) the payment by Trustor of all other sums, with interest thereon, which may hereafter be loaned to Trustor, or its successors or assigns, by Beneficiary, or its successors or assigns, when evidenced by a promissory note or notes or other document(s) reciting that they are secured by this Deed of Trust;

(e) the performance by Trustor of every obligation, covenant and agreement of Trustor contained in any agreement now or hereafter executed by Trustor with or in favor of Beneficiary which recites that the obligations thereunder are secured by this Deed of Trust;

(f) the payment by Trustor of all sums, with interest thereon as herein provided, that may become due and payable to or for the benefit of Beneficiary or Trustee pursuant to the terms of this Deed of Trust;

(g) the expenses and costs incurred or paid by Beneficiary in the preservation and enforcement of the rights and remedies of Beneficiary and the duties and liabilities of Trustor hereunder, including, but not by way of limitation, attorneys’ fees, court costs, witness fees, expert witness fees, collection costs, and costs and expenses paid by Beneficiary in performing for Trustor’s account any obligation of said Trustor; and

(h) the performance of each and every obligation of Trustor now or hereafter arising out of or pertaining to any extensions, modifications, renewals or replacements of or substitutions for any of the documents and instruments described in clauses (a) through (g) above.

Beneficiary agrees that, promptly following the submission of any written request by Trustor (with such requests limited to not more than one in any calendar month, unless more frequent requests are provided for by applicable law), Beneficiary shall deliver a statement to Trustor setting forth the amount of the principal indebtedness evidenced by the Notes, provided that Beneficiary shall have no liability for, and the security of this Deed of Trust shall not be affected by, any failure to respond to any such request or any error in any response.

TO PROTECT THE PREMISES AND THE SECURITY GRANTED BY THIS DEED OF TRUST, TRUSTOR HEREBY COVENANTS AND AGREES AS FOLLOWS:

ARTICLE 1.

DEFINITIONS

1.1 Collateral. For purposes of this Deed of Trust, the term “Collateral” means and includes all of the following:

(a) Real Estate. All of the real property which is particularly described by Exhibit “A”, attached hereto and incorporated by reference herein (hereinafter the “Land”), easements, hereditaments, rights of way, privileges, liberties, appendages and appurtenances now or hereafter belonging in anywise appertaining to the Land (including, without limitation, all rights relating to storm and sanitary sewer, water, gas, electric, railway and telephone services); all gas, oil, minerals, coal and other substances of any kind or character underlying the Land to the extent owned by Trustor; all estate, claim, demand, right, title or interest of the Trustor in and to any street, road, highway, or alley (vacated or otherwise) adjoining the Land or any part thereof; all strips and gores belonging, adjacent or pertaining to the Land to the extent of Trustor’s right, title or interest therein; and any after-acquired title to any of the foregoing (all of the foregoing is herein referred to collectively as the “Real Estate”);

(b) Improvements and Fixtures. All of Trustor’s right, title and interest in and to all buildings, structures, replacements, furnishings, fixtures, fittings and other improvements and property of every kind and character now or hereafter owned or leased by the Trustor, and located or erected on the Real Estate, together with all buildings or construction materials, equipment, appliances, machinery, plant equipment, fittings, apparatus, fixtures and other articles of any kind or nature whatsoever now or hereafter owned or leased by the Trustor and found on, affixed to or attached to the Real Estate, including (without limitation) all motors, boilers, engines and devices for the operation of pumps, and all heating, electrical, lighting, power, plumbing, air conditioning, refrigeration and ventilation equipment (all of the foregoing is herein referred to collectively as the “Improvements”);

(c) Personal Property. All gaming devices and associated equipment, building materials, goods, construction material, appliances (including stoves, refrigerators, water fountains and coolers, fans, heaters, incinerators, compactors, dishwashers, clothes washers and dryers, water heaters and similar equipment), supplies, blinds, window shades, carpeting, floor coverings, elevators, office equipment, growing plants, fire sprinklers and alarms, control devices, equipment (including motor vehicles and all window cleaning, building cleaning, swimming pool, recreational, monitoring, garbage, air conditioning, pest control and other equipment), tools, furnishings, furniture, light fixtures, non-structural additions to the Real Estate, and all other tangible property of any kind or character now or hereafter owned by the Trustor and used or useful in connection with the Real Estate, any construction undertaken on the Real Estate or any trade, business or other activity (whether or not engaged in for profit) for which the Real Estate is used, the maintenance of the Real Estate or the convenience of any guests, licensees or invitees of the Trustor, all regardless of whether located on the Real Estate or located elsewhere for purposes of fabrication, storage or otherwise (all of the foregoing is herein referred to collectively as the “Goods”);

(d) Intangibles. All option rights, purchase contracts, and books and records of the Trustor relating to the Real Estate or the Improvements, and all contract rights of the Trustor with respect to the operation and/or maintenance of the Real Estate or the Improvements (all of the foregoing is herein referred to collectively as the “Intangibles”);

(e) Rents. All rents, issues, profits, royalties, avails, and other benefits derived or owned by the Trustor or indirectly from the Real Estate or the Improvements or any business activity conducted thereon (all of the foregoing is herein collectively called the “Rents”);

(f) Leases. All rights of the Trustor under all leases, licenses, occupancy agreements, concessions or other arrangements, whether written or oral, whereby any person, other than the Trustor, agrees to pay money or any consideration for the use, possession or occupancy of, or any estate in, the Real Estate or the Improvements or any part thereof, and all rents, income, profits, benefits, avails, advantages and claims against guarantors under any thereof (all of the foregoing is herein referred to collectively as the “Leases”);

(g) All the estate, interest, right, title, other claim or demand, both in law and in equity, including claims or demands with respect to the proceeds of insurance in effect with respect thereto, which Trustor now has or may hereafter acquire in the Premises, and any and all awards made for the taking by eminent domain, or by any proceeding or purchase in lieu thereof, of the whole or any part of the Collateral, including without limitation any award resulting from a change of grade of streets and any award for severance damages; and

(h) Other Property. All other property or rights of the Trustor of any kind or character related to the Real Estate or the Improvements, including, without limitation, goodwill, trademarks, servicemarks, tradenames, accounts, instruments, chattel paper, money and any general intangibles not specifically included in the Intangibles and all proceeds (including insurance proceeds, but subject to the limitations on the use of such proceeds set forth herein) and products of any of the foregoing (all of the foregoing is herein referred to collectively as the “Other Property”). (All of the Real Estate, the Improvements, the Leases and any other property which is real property under applicable law, is sometimes referred to collectively herein as the “Premises” and is sometimes referred to collectively herein as the “Real Property”, all of the Goods, Intangibles and Other Property which is personal property under applicable law is sometimes collectively referred to herein as the “Personal Property”.)

1.2 Notes. All capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to the same in the Loan Agreement.

ARTICLE 2.

COVENANTS AND AGREEMENTS OF TRUSTOR

2.1 Payment of Secured Obligations. Trustor shall pay when due the principal, interest, premium, if any, and all other amounts due to Beneficiary as provided in the Loan Agreement, the Notes and the other Loan Documents; the principal of and interest on any amount advanced in the future and secured by this Deed of Trust; and the principal of and interest on any other amount secured by this Deed of Trust and all charges, fees and other amounts as provided in the Loan Agreement and the other Loan Documents.

2.2 Maintenance, Repair, Alterations. Trustor shall maintain and preserve the Collateral in good condition and repair and in a prudent and businesslike manner; Trustor, except upon the prior written consent of Beneficiary, shall not remove, demolish or substantially alter any of the Improvements, other than to make repairs in the ordinary course of business of a non-structural nature which serve to preserve or increase the value of the Premises; Trustor shall complete promptly and in a good and workmanlike manner any Improvement which may be now or hereafter constructed on the Premises and promptly restore in like manner any Improvement which may be damaged or destroyed thereon from any cause whatsoever, and pay when due all claims for labor performed and materials furnished therefor; Trustor shall comply with all laws, ordinances, rules, regulations, covenants, conditions, restrictions and orders of any governmental authority now or hereafter affecting the conduct or operation of Trustor’s business or the Collateral or any part thereof or requiring any alteration or improvement to be made thereon; Trustor shall not commit, suffer or permit any act to be done in, upon or to the Collateral or any part thereof in violation of any such laws, ordinances, rules, regulations or orders, or any covenant, condition or restriction now or hereafter affecting the Premises; Trustor shall not commit or permit any waste or deterioration of the Collateral, and shall keep and maintain abutting grounds, sidewalks, roads, parking and landscape areas in good and neat order and repair; Trustor shall not take (or fail to take) any action, which if taken (or not so taken) would increase in any way the risk of fire or other hazard occurring to or affecting the Premises or which otherwise would impair the security of Beneficiary in the Collateral; Trustor shall comply with the provisions of all leases, if any, constituting a portion of the Collateral; Trustor shall not abandon the Collateral or any portion thereof or leave the Premises unprotected, unguarded, vacant or deserted; except as otherwise expressly permitted under the Loan Agreement and except for Permitted Encumbrances, Trustor shall not initiate, join in or consent to any change in any zoning ordinance, general plan, specific plan, private restrictive covenant or other public or private restriction limiting the uses which may be made of the Premises by Trustor or by the owner thereof without the prior written consent of Beneficiary; Trustor shall secure and maintain in full force all permits necessary for the use, occupancy and operation of the Collateral; except as otherwise prohibited or restricted by the Loan Documents, or any of them, Trustor shall do any and all other acts which may be reasonably necessary to protect or preserve the value of the Collateral and the rights of Trustee and Beneficiary with respect thereto.

Trustor hereby agrees that Beneficiary may conduct from time to time, through representatives of its own choice, on-site inspections and observations of (1) the maintenance and repair of the Collateral, including a review of all maintenance and repair programs and practices and all reports and records, including the records of expenditures, relating thereto, and (2) such other facilities, practices and records of Trustor relating to the Premises as Beneficiary deems to be necessary or appropriate in order to monitor Trustor’s compliance with the provisions of this Section.

2.3 Required Insurance.

2.3.1 Trustor shall at all times provide, maintain, keep in full force and effect or cause to be provided, maintained, and kept in full force and effect, at no expense to Trustee or Beneficiary, policies of insurance in form, amounts and with companies required by the Loan Agreement.

2.3.2 All policies of insurance required by the terms of this Deed of Trust shall have attached thereto a lender’s loss payable endorsement for the benefit of Beneficiary and shall name Beneficiary as an additional insured, all in such form and substance as required by the Loan Agreement.

2.3.3 Trustor shall also provide from time to time at the written request of Beneficiary satisfactory evidence of the insurable value of the Premises. Such evidence may be in the form of an insurance appraisal or valuation report prepared by an insurance company, agent or broker, professional appraiser, architect, engineer or contractor reasonably approved by Beneficiary. Trustor shall bear the cost, if any, of such insurance appraisal or valuation report. Trustor shall not be required to deliver such evidence of insurable value more often than once in any two calendar year period.

2.4 Delivery of Policies, Payment of Premiums. At Beneficiary’s option, Trustor shall furnish Beneficiary with an original of all policies of insurance required under Section 2.3 and/or a certificate of insurance for each required policy setting forth the coverage, the limits of liability, the deductibles, if any, the name of the carrier, the policy number, and the period of coverage, which certificates shall be executed by authorized officials of the companies issuing such insurance, or by agents or attorneys-in-fact authorized to issue said certificates (in which event each such certificate shall be accompanied by a notarized affidavit, agency agreement or power of attorney evidencing the authority of the signatory to issue such certificate on behalf of the insurer named therein). If Beneficiary consents, Trustor may provide any of the required insurance through blanket policies carried by Trustor and covering more than one location, or by policies procured by a tenant or other party holding under Trustor; provided, however, all such policies shall be in form, substance and amounts and issued by companies reasonably satisfactory to Beneficiary. As soon as practicable, but in any event prior to the expiration of each required policy, Trustor shall deliver to Beneficiary evidence satisfactory to Beneficiary of the payment of premium and the renewal or replacement of such policy continuing insurance in form as required by this Deed of Trust. All such policies shall contain a provision that, notwithstanding any contrary agreement between Trustor and the insurance company, such policies will not be cancelled, allowed to lapse without renewal, surrendered or materially amended (which term shall include any reduction in the scope or limits of coverage) without at least thirty (30) days’ prior written notice to Beneficiary. If Trustor fails to provide, maintain, keep in force or deliver to Beneficiary the policies of insurance required by this Deed of Trust or by any of the Loan Documents, Beneficiary may (but shall have no obligation to) procure such insurance, or single interest insurance for such risks covering Beneficiary’s interests, and Trustor shall pay all premiums therefor promptly upon demand by Beneficiary; and until such payment is made by Trustor, the amount of all such premiums, together with interest thereon at the Default Rate, as that term is defined under the Loan Agreement, shall be secured by this Deed of Trust.

2.5 Casualties. Trustor shall give prompt written notice to Beneficiary upon the occurrence of any casualty to or in connection with the Collateral or any part thereof, whether or not covered by insurance. In the event of such casualty (which, in the case of casualties occurring prior to the occurrence of an Event of Default, are in excess of $250,000 and thereafter, all casualties of any size or amount), the gross insurance proceeds less all expenses (including attorneys’ fees) incurred in the collection of such proceeds shall, subject to the provisions of the Loan Agreement, be payable to Beneficiary, and Trustor hereby authorizes and directs any affected insurance company to make payment of such proceeds in such a case directly to Beneficiary. If Trustor receives any proceeds of insurance resulting from such casualty, Trustor shall promptly pay over such proceeds to Beneficiary. Beneficiary is hereby authorized and empowered by Trustor at Beneficiary’s option and in Beneficiary’s sole discretion, as attorney-in-fact for Trustor, to make proof of loss, to appear in and prosecute any action arising from any policy or policies of insurance, and upon the occurrence of an Event of Default hereunder or under the Loan Agreement, to settle, adjust or compromise any claim for loss, damage or destruction under any policy or policies of insurance. Trustor shall not settle, adjust or compromise any claim for loss, damage or destruction of the Collateral or any part thereof under any policy or policies of insurance without the prior written consent of Beneficiary to such settlement, adjustment or compromise (which consent shall not be unreasonably withheld). In the event of any damage to or destruction of the Premises, all insurance proceeds shall, at the option of Beneficiary, be applied upon any indebtedness or obligation of Trustor secured hereby, and in such order as Beneficiary may determine notwithstanding that said indebtedness or the performance of said obligation may not then be due. Except as provided in the Loan Agreement, nothing herein contained shall be deemed to excuse Trustor from repairing or maintaining the Collateral as provided in Section 2.2 hereof or restoring all damage or destruction to the Collateral, regardless of whether or not there are insurance proceeds available to Trustor or whether any such proceeds are sufficient in amount, and the application or release by Beneficiary of any insurance proceeds shall not cure or waive any default or notice of default under this Deed of Trust or invalidate any act done pursuant to such notice.

2.6 Assignment of Policies Upon Foreclosure. In the event of foreclosure of this Deed of Trust or other transfer of title or assignment of the Collateral in extinguishment, in whole or in part, of the debt secured hereby, all right, title and interest of Trustor in and to all policies of insurance required by Section 2.3 hereof and any unearned premiums paid thereon shall, without further act, be assigned to and shall inure to the benefit of and pass to the successor in interest to Trustor or the purchaser or grantee of the Collateral, and Trustor hereby appoints Beneficiary its lawful attorney-in-fact to execute an assignment thereof and any other document necessary to effect such transfer.

2.7 Indemnification; Subrogation; Waiver of Offset.

2.7.1 If Beneficiary is made a party to any litigation concerning this Deed of Trust, any of the Loan Documents, the Collateral or any part thereof or interest therein, or the occupancy of the Premises by Trustor or any tenant of Trustor, then Trustor shall indemnify, defend and hold Beneficiary harmless from all liability to any third party by reason of said litigation, including all reasonable attorneys’ fees and expenses incurred by Beneficiary as a result of any such litigation, whether or not any such litigation is prosecuted to judgment. Beneficiary may employ an attorney or attorneys to protect its rights hereunder, and in the event of such employment, Trustor shall pay Beneficiary reasonable attorneys’ fees and expenses incurred by such Beneficiary, whether or not an action is actually commenced against Trustor by reason of its breach. Neither this paragraph nor any other provision of this Deed of Trust shall be deemed to include or create any obligation or liability of Trustor to Beneficiary which constitutes an obligation or liability of Trustor to Beneficiary under the indemnity in favor of Beneficiary set forth in Section 11.15 of the Loan Agreement entitled “Hazardous Materials Indemnity”, which indemnity shall be and is unsecured and is not subject to the lien of this Deed of Trust on the Premises.

2.7.2 Trustor waives any and all right to claim or recover against Beneficiary, its officers, employees, agents and representatives, for loss of or damage to Trustor, the Collateral, Trustor’s property or the property of others under Trustor’s control from any cause insured against or required to be insured against by the provisions of this Deed of Trust; provided, however, that this waiver of subrogation shall not be effective with respect to any policy of insurance permitted or required by this Deed of Trust if (i) such policy prohibits such waiver of subrogation, or if coverage thereunder would be reduced as a result of such waiver of subrogation and (ii) Trustor is unable to obtain from a carrier issuing such insurance a policy that, by special endorsement or otherwise, permits such a waiver of subrogation.

2.7.3 Except as otherwise specifically provided herein, all amounts payable by Trustor pursuant to this Deed of Trust shall be paid without notice, demand, counterclaim, setoff, deduction or defense and without abatement, suspension, deferment, diminution or reduction, and the obligations and liabilities of Trustor hereunder shall in no way be released, discharged or otherwise affected (except as expressly provided herein) by reason of: (i) any damage to or destruction of or any condemnation or similar taking of the Collateral or any part thereof; (ii) any restriction or prevention of or interference by any third party with any use of the Collateral or any part thereof; (iii) any title defect or encumbrance or any eviction from the Premises or any part thereof by title paramount or otherwise; (iv) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to Beneficiary, or any action taken with respect to this Deed of Trust by any trustee or receiver of Beneficiary, or by any court, in any such proceeding; (v) any claim which Trustor has or might have against Beneficiary; (vi) any default or failure on the part of Beneficiary to perform or comply with any of the terms hereof or of any other agreement with Trustor; or (vii) any other occurrence whatsoever, whether similar or dissimilar to the foregoing; whether or not Trustor shall have notice or knowledge of any of the foregoing. Except as expressly provided herein, Trustor waives all rights now or hereafter conferred by statute or otherwise to any abatement, suspension, deferment, diminution or reduction of any sum secured hereby and payable by Trustor.

2.8 Taxes and Impositions.

2.8.1 Subject to Trustor’s rights to contest provided in the Loan Agreement, Trustor shall pay, or cause to be paid at least ten (10) days prior to delinquency, all real property taxes and assessments, general and special, and all other taxes and assessments of any kind or nature whatsoever, including without limitation non-governmental levies or assessments such as maintenance charges, levies or charges resulting from covenants, conditions and restrictions affecting the Collateral, which are assessed or imposed upon the Collateral, or upon Trustor as owner or operator of the Premises, or become due and payable, and which create, may create or appear to create a lien upon the Collateral, or any part thereof, or upon any personal property, equipment or other facility used in the operation or maintenance thereof (all the above collectively hereinafter referred to as “Impositions”); provided, however, that if, by law, any such Imposition is payable, or may at the option of the taxpayer be paid, in installments, Trustor may pay the same or cause it to be paid, together with any accrued interest on the unpaid balance of such Imposition, in installments as the same become due and before any fine, penalty, interest or cost may be added thereto for the nonpayment of any such installment and interest.

2.8.2 Subject to Trustor’s rights to contest provided in the Loan Agreement, if at any time after the date hereof there shall be assessed or imposed (i) a tax or assessment on the Collateral in lieu of or in addition to the Impositions payable by Trustor pursuant to paragraph 2.8.1 hereof, or (ii) a license fee, tax or assessment imposed on Beneficiary and measured by or based in whole or in part upon the amount of the outstanding obligations secured hereby, then all such taxes, assessments or fees shall be deemed to be included within the term “Impositions” as defined in paragraph 2.8.1 hereof, and Trustor shall pay and discharge the same as herein provided with respect to the payment of Impositions. If Trustor fails to pay such Impositions prior to delinquency, Beneficiary may at its option declare all obligations secured hereby together with all accrued interest thereon, immediately due and payable. Anything to the contrary herein notwithstanding, Trustor shall have no obligation to pay any franchise, estate, inheritance, income, excess profits or similar tax levied on Beneficiary or on the obligations secured hereby.

2.8.3 Subject to Trustor’s rights to contest provided in the Loan Agreement, and upon request by Beneficiary, Trustor shall deliver to Beneficiary, within thirty (30) days after the date upon which any such Imposition is due and payable by Trustor or as soon thereafter as the same becomes available, official receipts of the appropriate taxing authority, or other proof satisfactory to Beneficiary, evidencing the payment thereof.

2.9 Utilities. Trustor shall promptly pay all gas, electricity, water, sewer and other utility charges which are incurred for the benefit of the Collateral or which may become a lien against the Collateral and all other assessments and other charges of a similar nature, public or private, relating to the Collateral or any portion thereof, regardless of whether or not any such charge is or may become a lien thereon.

2.10 Defense of Actions and Costs. Trustor, at no cost or expense to Beneficiary or Trustee, shall appear in and defend any action or proceeding purporting to affect the security hereof, the other Loan Documents, any additional or other security for the obligations secured hereby, the interest of Beneficiary, or the rights, powers or duties of Beneficiary or Trustee hereunder. If Beneficiary and Trustee, or either of them, elects to become a party to such action or proceeding, or is made a party thereto or to any other action or proceeding, of whatever kind or nature, concerning the Loan Agreement, this Deed of Trust, any of the Loan Documents, the Collateral or any part thereof or interest therein, or the occupancy thereof, Trustor shall indemnify, defend and hold Trustee and Beneficiary harmless from all liability, damage, cost and expense incurred by Trustee and Beneficiary, or either of them, by reason of said action or proceeding (including, without limitation, Trustee’s fees and expenses, the fees of attorneys for Trustee and for Beneficiary, and other expenses, of whatever kind or nature, incurred by Trustee or Beneficiary, or either of them, as a result of such action or proceeding), whether or not such action or proceeding is prosecuted to judgment or decision. Immediately upon demand therefor by Trustee or Beneficiary, Trustor shall pay thereto an amount equal to Trustor’s liability to such person under this Section, together with interest thereon from date of expenditure at the Default Rate; and until paid, such sums shall be secured hereby.

2.11 Actions by Beneficiary to Preserve Collateral. If Trustor fails to make any payment or to do any act as and in the manner provided in any of the Loan Documents, Beneficiary, and Trustee, and each of them, each in its own discretion, without obligation so to do, without releasing Trustor from any obligation, upon notice reasonable under the circumstances (which notice may be written or oral), may make or do the same in such manner and to such extent as either may reasonably deem necessary to protect the security hereof. In connection therewith (without limiting their general and other powers, whether conferred herein, in another Loan Document or by law), Beneficiary and Trustee, and each of them, each shall have and are hereby given the right, but not the obligation: (i) to enter upon the Premises and take possession of the Collateral; (ii) to make additions, alterations, repairs and improvements to the Collateral which they or either of them may consider necessary or proper to keep the Collateral in good condition and repair; (iii) to appear and participate in any action or proceeding affecting or which may affect the security hereof or the rights or powers of Beneficiary or Trustee; (iv) to pay, purchase, contest or compromise any encumbrance, claim, charge, lien or debt which in the judgment of either may affect or appears to affect the security of this Deed of Trust or to be prior or superior hereto; and (v) in exercising such powers, to pay necessary expenses, including employment of counsel or other necessary or desirable consultants. Trustor shall, immediately upon demand therefor by Beneficiary, pay to Beneficiary an amount equal to all costs and expenses incurred by it in connection with the exercise by Beneficiary of the foregoing rights, including, without limitation, costs of evidence of title, court costs, appraisals, surveys and receiver’s, Trustee’s and attorneys’ fees, costs and expenses (including, without limitation, the fees and expenses of attorneys for Trustee), whether or not an action is actually commenced in connection therewith, together with interest thereon from the date of such expenditures until Beneficiary has been repaid such amount at the Default Rate and, until paid, said sums shall be secured hereby.

2.12 Transfer of Collateral by Trustor. Except as otherwise provided in the Loan Agreement, Trustor shall not sell, assign, encumber, lease as a whole or otherwise transfer or convey all or any part of the Premises or any interest therein without the prior written consent of Beneficiary, except for transfers or conveyances of personal property in the ordinary course of business and otherwise permitted by the Loan Agreement.

2.13 Survival of Warranties. Trustor shall fully and faithfully satisfy and perform the obligations of Trustor contained in the Loan Documents, each agreement of Trustor incorporated by reference therein or herein and each agreement the performance of which is secured hereby, and any modification or amendment thereof. All representations, warranties and covenants of Trustor contained in any such agreement between Trustor and Beneficiary shall survive the execution and delivery hereof and shall remain continuing obligations, warranties and representations of Trustor during any time when any portion of the obligations secured hereby remain outstanding.

2.14 Condemnation and Other Awards. Immediately upon its obtaining knowledge of the institution or the threatened institution of any proceeding for the condemnation or other taking for public or quasi-public use of the Collateral or any part thereof, or if the same be taken or damaged by reason of any public improvement or condemnation proceeding, or in any other manner, or should Trustor receive any notice or other information regarding such proceeding, action, taking or damage, Trustor shall promptly notify Trustee and Beneficiary of such fact. Trustor shall then, if requested by Beneficiary, file or defend its rights thereunder and prosecute the same with due diligence to its final disposition and shall cause any award or settlement to be paid over to Beneficiary for disposition pursuant to the terms of this Deed of Trust. Subject to the Loan Agreement, at Beneficiary’s option, Beneficiary or Trustor may be the nominal party in such proceeding but in any event Beneficiary shall be entitled, without regard to the adequacy of its security, to participate in and to control the same and to be represented therein by counsel of its choice, and Trustor will deliver, or cause to be delivered, to Beneficiary such instruments as may be requested by it from time to time to permit such participation. If the Collateral or any part thereof is taken or diminished in value, or if a consent settlement is entered, by or under threat of such proceeding, all compensation, awards, damages, rights of action, proceeds and settlements payable to Trustor by virtue of its interest in the Collateral shall be and hereby are assigned, transferred and set over unto Beneficiary to be held by it, in trust, subject to the lien and security interest of this Deed of Trust. All such proceeds shall be first applied to reimburse Trustee and Beneficiary for all costs and expenses, including reasonable attorneys’ fees, incurred in connection with the collection of such award or settlement. The balance of such award or settlement shall, at the option of Beneficiary, be applied upon any indebtedness or obligation of Trustor secured hereby, and in such order as Beneficiary may determine notwithstanding that said indebtedness or the performance of said obligation may not then be due. Application or release of such proceeds as provided herein shall not cure or waive any default or notice of default hereunder or invalidate any act done pursuant to such notice.

2.15 Additional Security. No other security now existing, or hereafter taken, to secure the obligations secured hereby nor the liability of any maker, surety, guarantor or endorser with respect to such obligations, or any of them, shall be impaired or affected by the execution of this Deed of Trust; and all additional security shall be taken, considered and held as cumulative. The taking of additional security, execution of partial releases of the security, or any extension of the time of payment of the indebtedness shall not diminish the force, effect or lien of this Deed of Trust and shall not affect or impair the liability of any maker, surety, guarantor or endorser for the payment of said indebtedness. In the event Beneficiary at any time holds additional security for any of the obligations secured hereby, it may enforce the sale thereof or otherwise realize upon the same, at its option, either before, concurrently, or after a sale is made hereunder.

2.16 Inspections. Beneficiary, Trustee and the agents, representatives or workers of each of them, are authorized, upon notice reasonable under the circumstances (which may be written or oral), to enter at any reasonable time upon or in any part of the Premises for the purpose of inspecting the same and for the purpose of performing any of the acts it is authorized to perform hereunder or under the terms of any of the Loan Documents. Neither Beneficiary nor Trustee shall, during the course of any such inspection, unreasonably interfere with the construction of any work or improvement then under construction.

2.17 Liens. Trustor shall pay and promptly discharge, at Trustor’s cost and expense, all liens, encumbrances and charges upon the Collateral, or any part thereof or interest therein other than Permitted Encumbrances; provided that the existence of any mechanic’s, laborer’s, materialman’s, supplier’s or vendor’s lien or right thereto shall not constitute a violation of this Section if payment is not yet due under the contract which is the foundation thereof and if such contract does not postpone payment for more than forty-five (45) days after the performance thereof. Nothing contained herein shall prohibit Trustor from exercising any right or rights Trustor may have under the Loan Agreement to contest any such lien. Subject to Trustor’s right to contest any such lien as aforesaid, if Trustor shall fail to remove and discharge any such lien, encumbrance or charge, then, in addition to any other right or remedy of Beneficiary, Beneficiary may, but shall not be obligated to, discharge the same, without inquiring into the validity of such lien, encumbrance or charge nor into the existence of any defense or offset thereto, either by paying the amount claimed to be due, or by procuring the discharge of such lien, encumbrance or charge by depositing in a court a bond or the amount claimed or otherwise giving security for such claim, or in such manner as is or may be prescribed by law. Trustor shall, immediately upon demand therefor by Beneficiary, pay to Beneficiary an amount equal to all costs and expenses incurred by Beneficiary in connection with the exercise by Beneficiary of the foregoing right to discharge any such lien, encumbrance or charge, together with interest thereon from the date of such expenditure at the Default Rate, and until paid, such sums shall be secured hereby.

2.18 Beneficiary’s Powers. Without affecting the liability of any other person liable for the payment of any obligation herein mentioned, and without affecting the lien or charge of this Deed of Trust upon any portion of the Collateral not then or theretofore released as security for the full amount of all unpaid obligations, Beneficiary may, from time to time and without notice (i) release any person so liable, (ii) extend the maturity or alter any of the terms of any such obligation (provided, however, that the consent of Trustor shall be required with respect to the extension or alteration of any unpaid obligation of Trustor to Beneficiary), (iii) grant other indulgences, (iv) release or reconvey, or cause to be released or reconveyed at any time at Beneficiary’s option any parcel, portion or all of the Collateral, (v) take or release any other or additional security for any obligation herein mentioned, or (vi) make compositions or other arrangements with debtors in relation thereto. By accepting payment or performance of any obligation secured by this Deed of Trust after the payment or performance thereof is due or after the filing of a notice of default and election to sell, Beneficiary shall not have thereby waived its right to require prompt payment or performance, when due, of all other obligations secured hereby, or to declare a default for failure so to pay or perform, or to proceed with the sale under any notice of default and election to sell theretofore given by Beneficiary, or with respect to any unpaid balance of the indebtedness secured hereby. The acceptance by Beneficiary of any sum in an amount less than the sum then due shall not constitute a waiver of the obligation of Trustor to pay the entire sum then due. Trustor’s failure to pay the entire sum then due shall continue to be a default, notwithstanding the acceptance of partial payment, and, until the entire sum then due shall have been paid, Beneficiary or Trustee shall at all times be entitled to declare a default and to exercise all the remedies herein conferred, and the right to proceed with a sale under any notice of default and election to sell shall in no way be impaired, whether or not such amounts are received prior or subsequent to such notice. No delay or omission of Trustee or Beneficiary in the exercise of any right or power hereunder shall impair such right or power or any other right or power nor shall the same be construed to be a waiver of any default or any acquiescence therein.

2.19 Other Instruments. Subject to Trustor’s right to contest as provided in the Loan Agreement, Trustor shall punctually pay all amounts due and payable, and shall promptly and faithfully perform or observe each and every other obligation or condition to be performed or observed under, each deed of trust, mortgage or other lien or encumbrance, lease, sublease, declaration, covenant, condition, restriction, license, order or other instrument or agreement which affects or appears to affect the Collateral, whether at law or in equity.

ARTICLE 3.

ASSIGNMENT OF RENTS, ISSUES AND PROFITS

3.1 Assignment of Rents, Issues and Profits. Trustor hereby absolutely and irrevocably assigns and transfers to Beneficiary all of its right, title and interest in and to all rents, issues, profits, royalties, income and other proceeds and similar benefits derived from the Collateral (collectively, the “Rents”), and hereby gives to and confers upon Beneficiary the right, power and authority to collect such Rents. Trustor irrevocably appoints Beneficiary its true and lawful attorney-in-fact, at the option of Beneficiary, at any time and from time to time, upon the occurrence of an Event of Default, to demand, receive and enforce payment, to give receipts, releases and satisfactions, and to sue, in its name or in the name of Trustor, for all Rents, and apply the same to the obligations secured hereby; provided, however, Trustor shall have the right to collect Rents (but not more than one month in advance unless the written approval of Beneficiary has first been obtained), and to retain and enjoy the same, so long as an Event of Default shall not have occurred hereunder and be continuing. The assignment of the Rents in this Article 3 is intended to be an absolute assignment from Trustor to Beneficiary and not merely the passing of a security interest.

3.2 Collection Upon Default. Upon the occurrence of an Event of Default hereunder, Beneficiary may, at any time without notice, either in person, by agent or by a receiver appointed by a court, and without regard to the adequacy of any security for the obligations hereby secured, enter upon and take possession of the Collateral, or any part thereof, and, with or without taking possession of the Collateral or any part thereof, in its own name sue for or otherwise collect such Rents (including those past due and unpaid, and all prepaid Rents and all other monies which may have been or may hereafter be deposited with Trustor by any lessee or tenant of Trustor to secure the payment of any Rent or for any services thereafter to be rendered by Trustor for any other obligation of any tenant to Trustor arising under any lease, and Trustor agrees that, upon the occurrence of any Event of Default hereunder, Trustor shall promptly deliver all Rents and other monies to Beneficiary), and Beneficiary may apply the same, less costs and expenses of operation and collection, including, without limitation, reasonable attorneys’ fees, whether or not suit is brought or prosecuted to judgment, upon any indebtedness or obligation of Trustor secured hereby, and in such order as Beneficiary may determine notwithstanding that said indebtedness or the performance of said obligation may not then be due. The collection of Rents, or the entering upon and taking possession of the Collateral, or the application thereof as aforesaid, shall not cure or waive any default or notice of default hereunder or invalidate any act done in response to such default or pursuant to such notice of default or be deemed or construed to make Beneficiary a mortgagee-in-possession of the Collateral or any portion thereof.

3.3 Further Assignments. Upon demand of Beneficiary, Trustor shall, from time to time hereafter, execute and deliver to Beneficiary recordable assignments of Trustor’s interest in any or all leases, subleases, contracts, rights, licenses and permits now or hereafter affecting the Collateral or any portion thereof. Such assignments shall be made by instruments in form and substance satisfactory to Beneficiary; provided, however, that no such assignment shall be construed as imposing upon Beneficiary any obligation with respect thereto. Beneficiary may, at its option, exercise its rights hereunder or under any such specific assignment and such exercise shall not constitute a waiver of any right hereunder or under any such specific assignment.

ARTICLE 4.

REMEDIES UPON DEFAULT

4.1 Events of Default. Any of the following events shall be deemed an event of default (“Event of Default”) hereunder:

4.1.1 Trustor shall fail to pay any amount owing under this Deed of Trust or any of the Notes when due; or

4.1.2 Trustor shall fail to observe or perform any other obligation contained in this Deed of Trust, and such failure is not cured within 30 days after Beneficiary gives Trustor notice of such failure; or

4.1.3 The occurrence of an “Event of Default” under the Loan Agreement; or

4.1.4 A default under any other document or agreement secured hereby, subject to any applicable cure period.

4.2 Acceleration Upon Default; Additional Remedies. Upon the occurrence of an Event of Default, Beneficiary may, at its option, declare all indebtedness and obligations secured hereby to be immediately due and payable without any presentment, demand, protest or further notice of any kind; and whether or not Beneficiary exercises said option, Beneficiary may:

4.2.1 Either in person or by agent, with or without bringing any action or proceeding, or by a receiver appointed by a court and without regard to the adequacy of its security, enter upon and take possession of the Collateral, or any part thereof, in its own name or in the name of Trustee, and do any act which it deems necessary or desirable to preserve the value, marketability or rentability of the Collateral, or part thereof or interest therein, increase the income therefrom or protect the security hereof and, with or without taking possession of the Collateral, sue for or otherwise collect the Rents, including those past due and unpaid, and apply the same, less costs and expenses of operation and collection including without limitation attorneys’ fees, upon any indebtedness secured hereby, all in such order as Beneficiary may determine. The entering upon the Premises and taking possession of the Collateral, the collection of such Rents and the application thereof as aforesaid, shall not cure or waive any default or notice of default hereunder or invalidate any act done in response to such default or pursuant to such notice of default and, notwithstanding the continuance in possession by Trustee, Beneficiary or a receiver of all or any portion of the Premises or the collection, receipt and application of any of the Rents, the Trustee or Beneficiary shall be entitled to exercise every right provided for in any of the Loan Documents or by law upon occurrence of any Event of Default, including the right to exercise the power of sale;

4.2.2 Commence an action to foreclose this Deed of Trust as a mortgage, appoint a receiver, or specifically enforce any of the covenants hereof;

4.2.3 Deliver to Trustee a written declaration of default and demand for sale, and a written notice of default and election to cause Trustor’s interest in the Collateral to be sold, which notice the Trustee or Beneficiary shall cause to be duly filed for record in the Official Records of the County in which the Collateral is located; or

4.2.4 Exercise all other rights and remedies provided herein, in any Loan Document or other document or agreement now or hereafter securing all or any portion of the obligations secured hereby, or provided by law.

4.3 Foreclosure By Power of Sale.

4.3.1 Upon the occurrence of an Event of Default as defined by Section 4.1 hereof, then Trustee, its successors and assigns, on demand by Beneficiary, shall sell the real property in order to accomplish the objects of this Trust in the manner set forth by Subsections 4.3.2 through 4.3.5 below.

4.3.2 Upon receipt of notice from Beneficiary, Trustee shall cause to be recorded, published and delivered to Trustor such Notice of Default and Election to Sell as is then required by Chapter 107 of the Nevada Revised Statutes. Trustee shall, without demand on Trustor, after lapse of such time as may then be required by law and after recordation of such Notice of Default and Election to Sell first give notice of the time and place of such sale, in the manner provided by the laws of the State of Nevada for the sale of real property under execution, and may from time to time postpone such sale by such advertisement as it may deem reasonable, or without further advertisement, by proclamation made to the persons assembled at the time and place previously appointed and advertised for such sale, and on the day of sale so advertised, or to which such sale may have been postponed, the Trustee may sell the property so advertised, at public auction, at the time and place specified in the notice, either in the county in which the property, or any part thereof, to be sold, is situated, or at the principal office of the Trustee located in Washoe County, in its discretion, to the highest cash bidder. The Beneficiary or the holder or holders of the Notes, Loan Agreement or other Loan

Documents secured hereby may bid and purchase at such sale. Beneficiary may, after recording the Notice of Default and Election to Sell, give or withdraw the same or any proceedings thereunder, and shall thereupon be restored to their former position and have and enjoy the same rights as though such notice had not been recorded after Notice of Sale having been given as required by law, sell the Real Property at the time and place of sale fixed by it in said Notice of Sale, either as a whole, or in separate lots or parcels or items and in such order as Beneficiary may direct Trustee so to do, at public auction to the highest bidder for cash in lawful money of the United States payable at the time of sale. Trustee shall deliver to such purchaser or purchasers thereof its good and sufficient deed or deeds conveying the property so sold, but without any covenant or warranty, express or implied. The recitals in such deed of any matter or fact shall be conclusive proof of the truthfulness thereof. Any person, including, without limitation, Trustor, Trustee or Beneficiary, may purchase at such sale, and Trustor hereby covenants to warrant and defend the title of such purchaser or purchasers.

4.3.3 After deducting all costs, fees and expenses of Beneficiary and Trustee, including costs of evidence of title in connection with sale, Beneficiary shall apply the proceeds of sale in the following priority, to payment of (i) first, all amounts expended under the terms hereof, not then repaid, with accrued interest at the Default Rate; (ii) second, all other amounts then secured hereby; and (iii) the remainder, if any, to the person or persons legally entitled thereto.

4.3.4 In the event of a sale of the Premises conveyed or transferred in trust, or any part thereof, and the execution of a deed or deeds therefor under such trust, the recital therein of default, and of the recording notice of breach and election of sale, and of the elapsing of the 3-month period, and of the giving of notice of sale, and of a demand by Beneficiary that such sale should be made, shall be conclusive proof of such default, recording, election, elapsing of time, and of the due giving of such notice and that the sale was regularly and validly made on due and proper demand by Beneficiary; and any such deed or deeds with such recitals therein shall be effectual and conclusive against Trustor, its successors and assigns, and all other persons; and the receipt for the purchase money recited or contained in any deed executed to the purchaser as aforesaid shall be sufficient discharge to such purchaser from all obligation to see to the property application of the purchase money, according to the trusts aforesaid.

4.3.5 A sale of less than the whole of the Real Property or any defective or irregular sale made hereunder shall not exhaust the power of sale provided for herein; and subsequent sales may be made hereunder until all obligations secured hereby have been satisfied, or the entire Collateral sold, without defect or irregularity.

4.4 Uniform Commercial Code Remedies. Upon the occurrence of an Event of Default, Beneficiary shall have all rights and remedies made available to a secured party under the Uniform Commercial Code. In addition to those rights and remedies which are generally made available to a secured party under the Uniform Commercial Code, Beneficiary shall have the following rights and remedies:

(a) Beneficiary may notify the Trustor, under any account which is included within the Personal Property, to make payment under such account directly to Beneficiary.

(b) Beneficiary may require Trustor to assemble the Personal Property and to make it available to Beneficiary at the location of the Real Property. Trustor and Beneficiary agree that such location shall be deemed to be reasonably convenient to each of them.

(c) Any other remedy provided by this Deed of Trust, with respect to the Personal Property, which is authorized or permitted under the Uniform Commercial Code.

Without limiting the generality of the foregoing, to the extent that this Deed of Trust covers both real and personal property, Beneficiary may, in the sole discretion of Beneficiary, either alternatively, concurrently, or consecutively in any order:

(a) Proceed as to both the real and personal property in accordance with Beneficiary’s rights and remedies in respect to the Real Property; or

(b) Proceed as to the Real Property in accordance with Beneficiary’s rights and remedies in respect to the real property and proceed as to the personal property in accordance with Beneficiary’s rights and remedies in respect to the personal property.

Beneficiary may, in the sole discretion of Beneficiary, appoint Trustee as the agent of Beneficiary for the purpose of disposition of the Personal Property in accordance with the Uniform Commercial Code.

If Beneficiary should elect to proceed as to both the Real Property and Personal Property collateral in accordance with Beneficiary’s rights and remedies in respect to real property:

(a) All the Real Property and all the Personal Property may be sold, in the manner and at the time and place provided in this Deed of Trust, in one lot, or in separate lots consisting of any combination or combinations of Real Property and Personal Property, as the Beneficiary may elect, in the sole discretion of Beneficiary.

(b) Trustor acknowledges and agrees that a disposition of the Personal Property Collateral in accordance with Beneficiary’s rights and remedies in respect to Real Property, as hereinafter provided, is a commercially reasonable disposition of the Collateral.

4.5 Appointment of Receiver. If an Event of Default in this Deed of Trust shall have occurred and be continuing, Beneficiary, as a matter of right and without notice to Trustor or anyone claiming under Trustor, and without regard to the then value of the Collateral or the interest of Trustor therein, shall have the right to apply to any court having jurisdiction to appoint a receiver or receivers of the Collateral, in a manner consistent with applicable law. Any such receiver or receivers shall have all the usual powers and duties of receivers in like or similar cases and all the powers and duties of Beneficiary in case of entry as provided herein and shall continue as Beneficiary in case of entry as provided herein and shall continue as such and exercise all such powers until the date of confirmation of sale of the Collateral unless such receivership is sooner terminated.

4.6 Application of Funds After Default. Except as otherwise herein provided, upon the occurrence of an Event of Default hereunder, Beneficiary may, but shall be under no obligation to, at any time without notice, apply any or all sums or amounts received and held by Beneficiary to pay insurance premiums, Impositions, or either of them, or as rents or income of the Premises, or as insurance or condemnation proceeds, and all other sums or amounts received by Beneficiary from or on account of Trustor or the Premises, or otherwise, upon any indebtedness or obligation of the Trustor secured hereby, in such manner and order as Beneficiary may elect, notwithstanding that said indebtedness of the performance of said obligation may not yet be due. The receipt, use or application of any such sum or amount shall not be construed to affect the maturity of any indebtedness secured by this Deed of Trust, or any of the rights or powers of Beneficiary or Trustee under the terms of the Loan Documents, or any of the obligations of Trustor or any guarantor under the Loan Documents; or to cure or waive any default or notice of default under any of the Loan Documents; or to invalidate any act of Trustee or Beneficiary.

4.7 Costs of Enforcement. If any Event of Default occurs, Beneficiary and Trustee, and each of them, may employ an attorney or attorneys to protect their rights hereunder. Trustor promises to pay to Beneficiary, on demand, the fees and expenses of such attorneys and all other costs of enforcing the obligations secured hereby, including, without limitation, recording fees, the expense of a trustee’s sale guarantee, Trustee’s fees and expenses, receivers’ fees and expenses, and all other expenses, of whatever kind or nature, incurred by Beneficiary and Trustee, and each of them, in connection with the enforcement of the obligations secured hereby, whether or not such enforcement includes the filing of a lawsuit. Until paid, such sums shall be secured hereby and shall bear interest, from date of expenditure, at the Default Rate.

4.8 Remedies Not Exclusive. Trustee and Beneficiary, and each of them, shall be entitled to enforce payment and performance of any indebtedness or obligation secured hereby and to exercise all rights and powers under this Deed of Trust or under any Loan Document or other agreement or any law now or hereafter in force, notwithstanding some or all of the said indebtedness and obligations secured hereby may now or hereafter be otherwise secured, whether by guaranty, mortgage, deed of trust, pledge, lien, assignment or otherwise. Neither the acceptance of this Deed of Trust nor its enforcement whether by court action or pursuant to the power of sale or other powers herein contained, shall prejudice or in any manner affect Trustee’s or Beneficiary’s right to realize upon or enforce any other security now or hereafter held by Trustee or Beneficiary, it being agreed that Trustee and Beneficiary, and each of them, shall be entitled to enforce this Deed of Trust and any other security for the obligation hereby secured now or hereafter held by Beneficiary or Trustee in such order and manner as they may in their absolute discretion determine. No remedy herein conferred upon or reserved to Trustee or Beneficiary is intended to be exclusive of any other remedy herein, or granted to Beneficiary under any other agreement, or by law provided or permitted, but each shall be cumulative and shall be in addition to every other remedy given hereunder, or granted to Beneficiary under any other agreement, or now or hereafter existing at law or in equity or by statute. Every power or remedy given by any of the Loan Documents to the Trustee or Beneficiary or to which either of them may be otherwise entitled may be exercised, concurrently or independently, from time to time and as often as may be deemed expedient by the Trustee or Beneficiary, and either of them may pursue inconsistent remedies. Trustor may be joined in any action brought by Beneficiary to foreclose under or otherwise enforce this Deed of Trust.

4.9 Deficiency. Trustor agrees to pay any deficiency arising from any cause after application of the proceeds of the sale of the Collateral.

4.10 Request for Notice. Trustor hereby requests that a copy of any notice of default and that a copy of any notice of sale hereunder be mailed to it at 345 North Virginia Street, Reno, Nevada 89501.

ARTICLE 5.

MISCELLANEOUS

5.1 Amendments. This instrument cannot be waived, changed, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of any waiver, change, discharge or termination is sought. A copy of said instrument shall be sent by said party to all other parties in the manner specified below.

5.2 Trustor Waiver of Rights. Trustor waives to the extent permitted by law, (i) the benefit of all laws now existing or that may hereafter be enacted providing for any appraisement before sale of any portion of the Collateral, and, whether now existing or hereafter arising or created, (ii) all rights of valuation, appraisement, stay of execution, notice of election to mature or declare due the whole of the secured indebtedness and marshaling in the event of foreclosure of the liens hereby created, and (iii) all rights and remedies which Trustor may have or be able to assert by reason of the laws of the State of Nevada pertaining to the rights and remedies of sureties.

5.3 Other Rights. Upon a default by Trustor, Beneficiary in its sole discretion may elect to: (i) foreclose either judicially or nonjudicially against any real or personal property security it may hold for the Loan Documents, (ii) accept a transfer of any such security in lieu of foreclosure, (iii) compromise or adjust the obligations under the Loan Documents or any part of thereof or make any other accommodation with Trustor, or (iv) exercise any other remedy against Trustor or any security.

5.4 Revival and Reinstatement. If Beneficiary is required to pay, return or restore to Trustor or any other person any amounts previously paid with respect to the Loan Documents because of any insolvency proceeding of Trustor, any stop notice or any other reason, the obligations of Trustor shall be reinstated and revived and the rights of Beneficiary shall continue with regard to such amounts, all as though they had never been paid.

5.5 Statements by Trustor. Trustor shall, within ten (10) days after notice thereof from Beneficiary, deliver to Beneficiary a written statement setting forth the amounts then unpaid and secured by this Deed of Trust and stating whether any offset or defense exists against such amounts.

5.6 Beneficiary Statements. For any statement or accounting requested by Trustor or any other person or for any other document or instrument furnished to Trustor by Beneficiary, Beneficiary may charge the maximum amount permitted by law at the time of the request therefor, or if there be no such maximum, then in accordance with Beneficiary’s customary charges therefor or the actual cost to Beneficiary therefor, whichever is greater.

5.7 Reconveyance by Trustee. Upon written request of Beneficiary stating that all sums and obligations secured hereby have been paid and fully performed, and upon surrender by Beneficiary of this Deed of Trust and the Note to Trustee for cancellation and retention and upon payment by Trustor of Trustee’s fees and the costs and expenses of executing and recording any requested reconveyance, Trustee shall reconvey to Trustor, or to the person or persons legally entitled thereto, without warranty, any portion of the Real Property then held hereunder. The recitals in any such reconveyance of any matter or fact shall be conclusive proof of the truthfulness thereof. The grantee in any such reconveyance may be described as “the person or persons legally entitled thereto.”

5.8 Notices. Whenever Beneficiary, Trustor, or Trustee shall desire to give or serve any notice, demand, request or other communication with respect to this Deed of Trust, each such notice, demand, request or other communication shall be in writing (except as otherwise expressly permitted herein) and shall be delivered by personal service or mailed by United States mail, as certified mail, postage prepaid, return receipt requested, addressed to the addressee at its address set forth on Exhibit B, affixed hereto and by this reference incorporated herein and made a part hereof. Any party may at any time change its address for such notices by delivering or mailing to the other parties hereto, as aforesaid, a notice of such change. Except as otherwise provided herein, if any notice, request or other communication is given by certified mail as aforesaid, it shall be effective on the third day after the same is deposited in the United States mails, postage prepaid; or if given by personal delivery, when delivered (provided, however, that nonreceipt of any notice, request or other communication as a result of a change of address of which the sending party was not notified or as the result of a refusal to accept delivery shall be deemed receipt of such notice, request or other communication).

5.9 Acceptance by Trustee. Trustee accepts this Trust when this Deed of Trust, duly executed and acknowledged, is made a public record as provided by law.

5.10 Captions. The captions or headings at the beginning of Articles, Sections and Subsections hereof are for the convenience of the parties, are not a part of this Deed of Trust, and shall not be used in construing it.

5.11 Invalidity of Certain Provisions. Every provision of this Deed of Trust is intended to be severable. In the event any term or provision hereof is declared to be illegal, invalid or unenforceable for any reason whatsoever by a court of competent jurisdiction, such illegality, invalidity or unenforceability shall not affect the balance of the terms and provisions hereof, which terms and provisions shall remain binding and enforceable. If the lien of this Deed of Trust is invalid or unenforceable as to any part of the debt, or if the lien is invalid or unenforceable as to any part of the Collateral, the unsecured or partially secured portion of the debt shall be completely paid prior to the payment of the remaining and secured or partially secured portion of the debt, and all payments made on the debt, whether voluntary or under foreclosure or other enforcement action or procedure, shall be considered to have been first paid on and applied to the full payment of that portion of the debt which is not secured or fully secured by the lien of this Deed of Trust.

5.12 Subrogation. To the extent that proceeds of the Notes are used, either directly or indirectly, to pay any outstanding lien, charge or prior encumbrance against the Collateral, Beneficiary shall be subrogated to any and all rights and liens held by any owner or holder of such outstanding liens, charges and prior encumbrances, irrespective of whether said liens, charges or encumbrances are released.

5.13 Mandatory Arbitration. Any controversy or claim by Trustor, including but not limited to those arising out of or relating to this Deed of Trust and any claim based on or arising from an alleged tort, shall at the request of Beneficiary be determined by arbitration. The arbitration shall be conducted in accordance with the United States Arbitration Act (Title 9, U.S. Code), notwithstanding any choice of law provision in this Agreement, and under the Commercial Rules of the American Arbitration Association (“AAA”). Except as otherwise waived herein, the arbitrators shall give effect to statutes of limitation in determining any claim. Any controversy concerning whether an issue is arbitrable shall be determined by the arbitrators. Judgment upon the arbitration award may be entered in any court having jurisdiction. The institution and maintenance of an action for judicial relief or pursuit of a provisional or ancillary remedy shall not constitute a waiver of the right of any party, including the plaintiff, to submit the controversy or claim to arbitration if any other party contests such action for judicial relief.

5.14 Governing Law. This Deed of Trust shall be governed by and construed in accordance with the laws of the State of Nevada.

5.15 Statute of Limitations. Except insofar as now or hereafter prohibited by law, the right to plead, use or assert any statute of limitations as a plea or defense or bar of any kind, or for any purpose, to any debt, demand or obligation secured or to be secured hereby, or to any complaint or other pleading or proceeding filed, instituted or maintained for the purpose of enforcing this Deed of Trust or any rights hereunder, is hereby waived by Trustor.

5.16 Interpretation. In this Deed of Trust the singular shall include the plural and the masculine shall include the feminine and neuter and vice versa, if the context so requires; and the word “person” shall include corporation, partnership or other form of association.

5.17 Trust Irrevocable; Not Offset. The trust created hereby is irrevocable by Trustor. No offset or claim that Trustor now or may in the future have against Beneficiary shall relieve Trustor from paying the indebtedness or performing any other obligation contained herein or secured hereby.

5.18 Corrections. Trustor shall, upon request of Beneficiary, promptly correct any defect, error or omission which may be discovered in the contents hereof or in the execution or acknowledgement hereof, and will execute, acknowledge and deliver such further instruments and do such further acts as may be necessary or as may be reasonably requested by Beneficiary to carry out more effectively the purposes hereof, to subject to the lien and security interest hereby created any of Trustor’s properties, rights or interest covered or intended to be covered hereby, or to perfect and maintain such lien and security interest.

5.19 Further Assurances. Trustor, Beneficiary and Trustee agree to do or cause to be done such further acts and things and to execute and deliver or to caused to be executed and delivered such additional assignments, agreements, powers and instruments, as any of them may reasonably require or deem advisable to keep valid and effective the charges and lien hereof, to carry into effect the purposes of this Deed of Trust or to better assure and confirm unto any of them their rights, powers and remedies hereunder; and, upon request by Beneficiary, shall supply evidence of fulfillment of each of the covenants herein contained concerning which a request for such evidence has been made.

5.20 Execution of Instruments by Trustee. At any time, and from time to time, without liability therefor and without notice, upon written request of Beneficiary and presentation of this Deed of Trust and the Agreement secured hereby for endorsement, and without affecting the personal liability of any person for payment of the indebtedness or the performance of any other obligation secured hereby or the effect of this Deed of Trust upon the remainder of said Collateral, Trustee may (i) reconvey any part of the Real Property, (ii) consent in writing to the making of any map or plat thereof, (iii) join in granting any easement thereon, or (iv) join in any extension agreement, agreement subordinating the lien or charge hereof, or other agreement or instrument relating hereto or to the Collateral or any portion thereof.

5.21 Appointment of Successor Trustee. Trustee or any successor acting hereunder may resign and thereupon be discharged of the trusts hereunder upon thirty (30) days’ written notice to Beneficiary. Regardless of whether such resignation occurs, Beneficiary may, from time to time, substitute a successor or successors to any Trustee named herein or acting hereunder in accordance with any statutory procedure for such substitution; or if Beneficiary, in its sole discretion, so elects, Beneficiary may substitute such successor or successors by recording, in the office of the recorder of the county or counties where the Property is situated, an instrument executed by Beneficiary, and containing the name of the original Trustor, Trustee and Beneficiary hereunder, the book and page where this Deed of Trust is recorded and the name and address of the new Trustee, which instrument shall be conclusive proof of proper substitution of such successor Trustee or Trustees, who shall, without conveyance from the predecessor Trustee, succeed to all its title, estate, rights, powers and duties hereunder.

5.22 Successors and Assigns. This Deed of Trust applies to, inures to the benefit of and binds all parties hereto, their heirs, legatees, devisees, administrators, executors, successors and assigns. Any assignment in violation of this Section shall be void.

5.23 Fixture Filing. This deed of trust is being recorded as a fixture filing and covers goods which are, and goods which become, fixtures on the Premises.

5.24 Limitation on Maturity. Notwithstanding any other provision of this Deed of Trust to the contrary, Beneficiary shall not enter into any agreement providing for an extension of the maturity of the Notes to a date which is later than June 30, 2027.

[Signature Pages Follow]

IN WITNESS WHEREOF, Trustor has caused this Deed of Trust to be executed by its duly authorized representatives as of the day and year first above written.

“Trustor”:

ELDORADO RESORTS LLC, a Nevada limited liability company

By:	/s/ Donald L. Carano
Donald L. Carano, Chief Executive Officer, President and Presiding Manager

By:	Recreational Enterprises, Inc., a Nevada corporation Its: Assistant Presiding Manager

	By:	/s/ Gary L Carano
Gary L. Carano, Vice President

STATE OF CALIFORNIA	)
)	ss.
COUNTY OF SONOMA	)

On February 6, 2006, personally appeared before me, a Notary Public, Donald L. Carano, personally known (or proved) to me to be the person whose name is subscribed to the above instrument who acknowledged that           he executed the instrument.

/s/ Deborah Westrick
Notary Public

STATE OF NEVADA	)
)	ss.
COUNTY OF WASHOE	)

On February 2, 2006, personally appeared before me, a Notary Public, Gary Carano, personally known (or proved) to me to be the person whose name is subscribed to the above instrument who acknowledged that           he executed the instrument.

/s/ Kerri LaFerriere
Notary Public

EXHIBIT A

[Legal Description – See Attached]

DESCRIPTION

All that certain lot, piece or parcel of land situate in the County of Washoe, State of Nevada, described as follows:

PARCEL 1: (Parking Structure)

The Southerly 10.34 feet of Lot 10 and all of Lots 11, 12, 19, 20, 21, 22, 23 and 24 in Block F of original Town, now City of Reno, according to the map thereof filed in the office of the County Recorder of Washoe County, State of Nevada on June 27, 1871.

EXCEPTING THEREFROM the following described parcel conveyed by deed-recorded in Book 110 of Deeds, Page 180, records of Washoe County, Nevada:

BEGINNING at a point 39.66 feet South of the Northeast corner of Lot 10 in Block F, Original Reno Townsite; thence West along a line parallel to the North side line of said Lot 10, 140 feet; thence South .2 feet along the West end line of Lot 10; thence East 140 feet to a point 40.06 feet South of the Northeast corner of Lot 10; thence North .4 feet to the point of beginning; said fraction being contained in Lot 10, Block F, Original Reno Townsite.

TOGETHER WITH that portion of that certain East-West alley, situate in Block F of the Town, now City of Reno, according to the map thereof, filed in the office of the County Recorder of Washoe County, State of Nevada, on August 1, 1868, described as follows:

Beginning at the Northeast comer of Lot 24, in said Block F;

Thence in a Westerly direction along the Northerly boundary of Lots 24, 23, 22, 21, 20 and 19 in said Block F, 140.00 feet;

Thence in a Northerly direction to the Southwest corner of Lot 12, in said Block F;

Thence along the Southerly Boundary of said Lot 12 in an Easterly direction, 140.00 feet to the Southeast corner of said Lot 12;

Thence in a Southerly direction to the Northeast corner of said Lot 24, Block F, the True Point of Beginning;

As abandoned by Order of Abandonment recorded February 27, 1991 in Book 3427, Page 72 as Document No. 1549560 of Official Records.

PARCEL 2: (Hotel)

Lots 5, 6, 7 and 8 in Block G of original Town, now City of Reno, according to the map thereof filed in the office of the County Recorder of Washoe County, State of Nevada on June 27,1871.

TOGETHER WITH the Easterly 1/2 of the North-South alley running through Block G of original Town, now City of Reno, and being bounded on the North by the Southerly line of West Fourth Street and on the South by the Southerly line of Lot 8 extended

Westerly in Block G of original Town, now City of Reno, according to the map thereof; filed in the office of the County Recorder of Washoe County, State of Nevada on June 27,1871, as abandoned by Orders of Abandonment recorded May 23, 1978 in Book 1246, Page 184 as Document No. 533771 and March 18, 1988 in Book 2706, Page 637 as Document No. 1233311 of Official Records.

PARCEL 3: (Hotel)

Lots 1, 2, 3, 4, 9, 10, 11, 12, 13, 14, 15, 16, 17, 18,19 and 20 in Block G of original Town, now City of Reno, according to the map thereof filed in the office of the County Recorder of Washoe County, State of Nevada on June 27, 1871.

TAR WITH that certain East-West alley running through Block G of oriel Town; now City of Reno, and being bounded on the East by North Virginia Street and bounded on the West by North Sierra Street, and also the Westerly 1/2 of the North-South alley running through Block G of original Town, now City of Reno, and being bounded on the North by the Southerly line of West Fourth Street and bounded on the South by the Southerly line of Lot 1 extended Easterly, in Block G of original Town, now City of Rena, according to the map thereof filed in the office of the County Recorder of Washoe County, State of Nevada on June 27,1871, now abandoned by Orders of Abandonment recorded May 23,1978 in Book 1246, Page 184 as Document No. 533771, and February 1, 1985 in Book, 2126, Page 264 as Document No. 977018, and March 18, 1988 in Book 2706, Page 637 as Document No. 1233311, all of Official Records.

PARCEL 4:

A portion of U.S. Highway 40 (also known as West Fourth Street) lying Northerly of and adjacent to the Northerly line of Block G of original Town, now City of Reno, according to the map thereof, filed in the office of the County Recorder of Washoe County, State of Nevada on June 27,1871, and as further described in the Multi-Use Lease, recorded October 3, 1978 in Book 1314, Page 418 as Document No. 561788 of Official Records, for the purpose of construction of footings that are necessary structural components for the ELDORADO HOTEL-CASINO addition.

PARCEL 5: (P1aza Parcel)

Parcel 1 of Parcel Map No. 2690 filed In the office of the County Recorder of Washoe County; State of Nevada, on March 18, 1993, as File No. 1656128.

EXCEPTING THEREFROM any portion thereof, lying within North Virginia Street and North Sierra Street.

ALSO EXCEPTING THEREFROM that portion conveyed to the City of Reno by “Deed of Dedication” recorded October 8,1997 in Book 5008, Page 578, as Document No. 2143016 of Official Records.

ALSO EXCEPTING THEREFROM all minerals and mineral rights as reserved in a Deed recorded September 30, 1988, in Book 2806, Page 950, is Document No. 1278084 of Official Records.

PARCEL 6: (Bridge Easement)

Together with the reciprocal easement rights, as contained in that certain Bridge Easement dated May 25, 1995 by and between CIRCUS AND ELDORADO JOINT VENTURE, a Nevada general partnership and CIRCUS CIRCUS CASINO, INC, a Nevada corporation and ELDORADO HOTEL ASSOCIATES LIMITED PARTNERSHIP, a Nevada limited partnership, recorded May 31, 1995 in Book 4312, Page 779 as Document No. 1897108, Official Records.

PARCEL 7: (Portion of Fourth Street)

That portion of Fourth Street described in abandonment recorded November 28, 1994 in Book 4198, Page 907 as Document No.1852011, and re-recorded February. 21, 1995 in Book 4249, Page 372 as Document No.1872458 .of Official Records, and more particularly described as follows:

Beginning at the Southeast corner of Block “B”, Reno Townsite as shown on Record-of-Survey 2665,

thence South 23°13’05” West, 94.58’ to. the True Point of Beginning,

thence South 13°48’48” East, 4.50 feet, to a point an the Southerly right-of-way of Fourth Street,

thence along said right-of-way South 76°11’12” West, 60.00 feet thence North 13°48’48” West, 4.50 feet

thence North 76°11’12” East, 60.00 feet to the True Point of Beginning.

PARCEL 8:

That portion of Lot 3 in Block F of ORIGINAL TOWN, NOW CITY OF RENO, according to the map thereof, filed in the office of the County Recorder of Washoe County, State of Nevada, on June 27, 1871, described as follows:

COMMENCING at a point on the West line of the alley running Northerly and Southerly through said Block F, 6 feet Northerly oldie Southeast corner of said Lot 3 in Block F of. said town, now City of Reno; thence Northerly along the East line of said Lot 3, a distance of 32  1/2 feet; thence at a right angle Westerly, a distance of 44  1/2 feet; thence at a right angle Southerly, a distance of 32  1/2 feet; thence at a right angle Easterly, a distance of 44  1/2 feet to the Point of Beginning.

The above described premises being the Easterly portion of Lot 3 in Block F of ORIGINAL TOWN, NOW CITY OF RENO, according to the map above mentioned.

PARCEL 9:

Lot 6 in Block F of original Town, now City of Rena, according to the map thereof filed in the office of the County Recorder of Washoe County, State of Nevada on June 27, 1871.

PARCEL 10:

Lots 7, 8, 9, the Northerly 39.66 feet of Lot 10 and that portion of Lot 10 in Block F or original Town; now City of Reno, according to the map thereof filed in the office of the County Recorder of Washoe County, State of Nevada on. June 27,1871, described as follows:

BEGINNING at a point 39.66 feet South of the Northeast corner of Lot 10 in Block F, Original Reno Townsite; thence West along a line parallel to the North side line of said Lot 10, 140 feet; thence South .2 feet along the West end line of Lot 10; thence East 140 feet to a point 40.06 feet South of the Northeast corner of Lot 10; thence North .4 feet to the point of beginning; said fraction being contained in Lot 10, Block F, Original Reno Townsite.

EXHIBIT B

Notice Addresses

If to Beneficiary:

Bank of America, N.A.

Bank of America Plaza

901 Main Street, 14th Floor

Mail Code: TX1-492-14-11

Dallas, TX 75202-3714

Attention: Chris Levine

Telephone: (214) 209-4129

Telecopier: (214) 290-9432

If to Trustor:

Eldorado Resorts LLC

345 North Virginia Street

Reno, Nevada 89501

Attention: Robert Jones, Chief Financial Officer